Exhibit 32.2

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the Quarterly Report of Microsoft Corporation, a Washington corporation (the “Company”), on Form 10-Q for the quarter ended September 30, 2024, as filed with the Securities and Exchange Commission (the “Report”), Amy E. Hood, Chief Financial Officer of the Company, does hereby certify, pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350), that to her knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ AMY E. HOOD
Amy E. Hood
Executive Vice President and Chief Financial Officer

October 30, 2024

[A signed original of this written statement required by Section 906 has been provided to Microsoft Corporation and will be retained by Microsoft Corporation and furnished to the Securities and Exchange Commission or its staff upon request.]